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                                                                    Exhibit 99.2

                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                        TENDER OF ANY AND ALL OUTSTANDING
                       10% SERIES A SENIOR NOTES DUE 2007
                                 IN EXCHANGE FOR
                       10% SERIES B SENIOR NOTES DUE 2007
                                       OF
                            AEI HOLDING COMPANY, INC.

         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for 10% Series A Senior Notes, Due 2007 of AEI Holding Company, Inc. (the "Old Notes") are not immediately available, (ii) Old Notes, the Letter of Transmittal and all other required documents cannot be delivered to IBJ Schroder Bank & Trust Company (the "Exchange Agent") on or prior to the Expiration Date (as defined in the Prospectus referred to below), or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent on or prior to the Expiration Date. See "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Old Notes (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

         Capitalized terms used but not defined herein have the meanings given them in the Prospectus.

                  The Exchange Agent for the Exchange Offer is:
                        IBJ SCHRODER BANK & TRUST COMPANY


          By Mail:             By Hand/Overnight Courier:               By Facsimile:
       IBJ Schroder                   IBJ Schroder                      IBJ Schroder
   Bank & Trust Company           Bank & Trust Company              Bank & Trust Company
       P.O. Box 84                  One State Street                     Attention:
  Bowling Green Station            New York, NY 10004             Reorganization Operations
 New York, NY 10274-0084               Attention:                     Facsimile Number:
        Attention:            Securities Processing Window              (212) 858-2611
Reorganization Operations         Subcellar One (SC-1)              Confirmation Number:
                                                                         212 858-2103

                          For Further Information Call:
                                 (212) 858-2103

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" (AS DEFINED IN THE PROSPECTUS) UNDER THE INSTRUCTION THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

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LADIES AND GENTLEMEN:

         The undersigned hereby tenders to AEI Holding Company, Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated ___________, 1998 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (the "Letter of Transmittal" and, together with the Prospectus, the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Notes." The undersigned understands that tenders of Old Notes will be accepted only in integral multiples of $1,000.


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Aggregate Principal
Amount Tendered: $
                    ------------------

Name(s) of Registered Holder(s):

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------------------------------------------------------------

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Address(es):
             -----------------------------------------------

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Certificate Number(s) if available):
                                     -----------------------

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Total Principal Amount
represented by Old Notes
Certificate(s): $
                  --------------------

If Old Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:
                    -------------------

Date:                                               , 1998
      ---------------------------------------------

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All authority herein conferred or agreed to be
conferred in this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

PLEASE SIGN HERE:

----------------------------------------------------------

----------------------------------------------------------
        (Signature(s) of Registered Holder(s)
              or Authorized Signatory)

Date:                                               , 1998
      ---------------------------------------------

Date:                                               , 1998
      ---------------------------------------------

Area Code and
Telephone Number:
                  ----------------------------------------

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Must be signed by the registered holder(s) of the Old Notes exactly as their name(s) appear(s) on certificate(s) for the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES).

Name(s):
         -----------------------------------------------------------------------

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Capacity:
          ----------------------------------------------------------------------


Address(es):
             -------------------------------------------------------------------

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               THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED


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                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or
(v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby (a) represents that each holder of Old Notes on whose behalf this tender is being made "own(s)" the Old Notes covered hereby within the meaning of Rule 14e-4 of the Exchange Act, (b) represents that such tender of Old Notes complies with such Rule 14e-4, and (c) guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at The Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three business days after the date of execution of this Notice of Guaranteed Delivery.

THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER(S) OF TRANSMITTAL (OR FACSIMILE THEREOF) AND THE OLD NOTES TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SET FORTH ABOVE AND THAT FAILURE TO DO SO COULD RESULT IN A FINANCIAL LOSS TO THE UNDERSIGNED.


--------------------------------         ---------------------------------------
         Name of Firm                               Authorized Signature

                                    Name:
--------------------------------         ---------------------------------------
           Address                                (Please Type or Print)

                                   Title:
--------------------------------         ---------------------------------------
         Zip Code

                                    Date:                                 , 1998
--------------------------------         ---------------------------------
 Area Code and Telephone Number


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      NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS NOTICE OF
GUARANTEED DELIVERY. ACTUAL SURRENDER OF OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.


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